Exhibit 10.13

AMENDMENT NO. 4 AND WAIVER

TO

CREDIT AGREEMENT OF AMERICAN APPAREL, INC.

AMENDMENT NO. 4 AND WAIVER (this “Amendment”), dated as of December 12, 2007, to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007 and that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, the “Credit Agreement”), among American Apparel, Inc., a California corporation (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Borrower, the Guarantors and the Lender are party to the Credit Agreement;

WHEREAS, Borrower has notified Lender that the Borrower breached Section 6.04 (Investments, Loans, Advances, Guarantees and Acquisitions) of the Credit Agreement by consummating an Acquisition which is not a Permitted Acquisition pursuant to the terms of the Credit Agreement by failure to meet the conditions set forth in clauses (c) and (d) of such definition (the “Specified Event of Default”);

WHEREAS, the Borrower has requested that the Lender waive the Specified Event of Default and further amend the Credit Agreement as set forth herein; and

WHEREAS, the Lender agrees, subject to the limitations and conditions set forth herein, to waive the Specified Event of Default and to further amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Waiver

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Lender waives the Specified Event of Default as of the date hereof; provided, however, that the waiver set forth in this paragraph shall not constitute a consent or waiver with respect to any failure to comply after the Amendment Effective Date with the Credit Agreement as amended hereby.

AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

Section 2. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) The following definitions are hereby amended and restated in their entirety to read as follows:

“Consolidated EBITDA” means, with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Net Income for such period, plus (b) depreciation and amortization, plus (c) provisions for Taxes based on income that was deducted in determining Consolidated Net Income for such period, plus (d) Consolidated Interest Expense that was deducted in determining Consolidated Net Income for such period, plus (e) cash bonuses paid during such period pursuant to Section 5.25(d) of the Merger Agreement, plus (f) any compensation expense incurred during such period with respect to the issuance of up to 2,710,000 shares of common stock pursuant to Section 5.31 of the Merger Agreement, plus (g) any non-cash amortization of stock-based compensation expense.

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of (a) (i) Consolidated EBITDA for such period, minus (ii) Capital Expenditures, net of Capital Lease Obligations, made during such period, minus (iii) shareholder distributions made during such period, to (b) Debt Service Charges during such period, all as determined on a Consolidated basis in accordance with GAAP. Shareholder distributions made pursuant to Section 1.15 of the Merger Agreement shall be excluded from this calculation.

“Endeavor” means Endeavor Acquisition Corp., a Delaware corporation.

“Permitted Dividends” means:

(a) dividends with respect to Capital Stock payable solely in additional shares of or warrants to purchase common stock;

(b) stock splits or reclassifications of stock into additional or other shares of common stock;

(c) the declaration and payment of a dividend by (i) any Subsidiary of a Loan Party to a Loan Party and (ii) any Subsidiary of a Loan Party to a Subsidiary of a Loan Party that is not a Loan Party;

(d) the declaration and payment of cash dividends to the Loan Parties’ shareholders in an aggregate amount equal to such shareholder’s actual federal and state income tax liability for any applicable taxable year (or applicable portion thereof) attributable to such Loan Parties’ taxable income, for each taxable year (or portion thereof) that such Loan Parties have an effective election for federal income tax purposes to be treated as an “S” corporation; provided that (y) as a condition precedent to any such payment, (I) such Loan Parties shall deliver to the Administrative Agent a letter, in form and substance satisfactory to the

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OF AMERICAN APPAREL, INC.

Administrative Agent, from their independent public accountants detailing the amount necessary to be applied to such shareholder’s tax liability, which letter can relate to the estimated tax payments for the next succeeding four quarters, (II) such payment or distribution shall be limited to the amount(s) specified in said letter, (III) immediately prior to the making of the applicable payment, and after giving effect to any such payment, no Event of Default is then occurring; and (IV) the aggregate of all such payments or distributions made to all shareholders as of December 12, 2007 in connection with the 2005 K-1 and the 2006 K-1 is $8,341,219, and the aggregate of all such additional payments or distributions to all shareholders shall not exceed $5,928,421 in connection with the 2006 schedule K-1, $10,235,438 in connection with the 2007 schedule K-I, and $900,000 per month from January, 2008 through August, 2008, with limits thereafter to be established in the reasonable discretion of the Administrative Agent; and (z) after any re-determination of such Loan Parties’ taxable income for such period, each of the Loan Parties’ shareholders effected thereby shall be obligated to repay to such Loan Parties the aggregate amount (if any) by which any such distribution exceeded the allocable amount of such shareholder’s actual tax liability;

(e) the payment of salary and the declaration and payment of a cash dividend by the Borrower to Dov Charney or Sang H. Lim, which is in an amount not to exceed when taken together with all other such payments made during the Fiscal Year, $500,000 for each such Person in any Fiscal Year; provided that immediately prior to the making of the applicable payment, and after giving effect to any such payment, no Event of Default is then occurring. Distributions made pursuant to subsection (d), above, shall not be included in the calculation of Distributions under this subsection (e);

(f) a distribution to Sang H. Lim by the Loan Parties in an amount not to exceed $67,800,000 on or prior to December 15, 2007 in respect of his Capital Stock in the Borrower pursuant to the Lim Option Agreement; and

(g) any dividends in respect of Capital Stock expressly required to be made pursuant to the terms of the Merger Agreement in an amount not to exceed $500,000.

(ii) Clauses (k) and (1) of the definition of “Permitted Indebtedness” are hereby amended and restated in their entirety to read as follows:

“(k) Subordinated Indebtedness not existing on the Closing Date in an aggregate principal amount not exceeding $100,000,000; provided such Indebtedness (i) has a maturity which extends beyond the Maturity Date, (ii) does not require the payment of principal in cash prior to the Maturity Date, (iii) is subordinated to the Obligations on terms reasonably acceptable to the Agents, and (iv) such Loan Party shall be in pro forma compliance with SECTION 6.11(a) after the incurrence of such Subordinated Indebtedness;

(1) other unsecured Indebtedness in an aggregate principal amount not exceeding $12,000,000 at any time outstanding; provided such Indebtedness (i) has a maturity which extends beyond the Maturity Date, (ii) does not require the payment of principal in cash prior to the Maturity Date, and (iii) is subordinated to the Obligations on terms reasonably acceptable to the Agents; and provided further that such Indebtedness shall not be payable to Endeavor;”

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(b) Amendments to Article VI (Negative Covenants)

(i) Section 6.07 (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) No Loan Party will, or will permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than Permitted Dividends and Permitted Dispositions, without the prior consent of the Administrative Agent and the Required Lenders; provided that the Borrower shall be permitted to pay up to an aggregate amount of $2,000,000 for general corporate purposes on behalf of Endeavor.

(b) No Loan Party will, or will permit any Subsidiary to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) mandatory payments and prepayments of interest and principal as and when due in respect of any Permitted Indebtedness;

(ii) payments on account of Indebtedness outstanding as of the Closing Date and as set forth on Schedule 6.01;

(iii) payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness and including any payments to be made pursuant to the Merger Agreement (as set forth on Schedule 5.25(c) thereof) in an amount not to exceed $5,000,000; and

(iv) refinancings of Indebtedness to the extent permitted under this Agreement.”

(ii) Section 6.08 (Transactions with Affiliates) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“No Loan Party will, or will permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) (i) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to such Loan Party than could be obtained on an arm’s-length basis from unrelated third parties and (ii) contributions of capital by an Affiliate to a Loan Party, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) sales of inventory by the Loan Parties to any Subsidiaries at the cost of such property plus an agreed upon markup and extensions of credit in connection with such transfers, (d) any Loan Party’s transfer of inventory to The American Apparel Group of Canada, a company which owns stores in Canada and that is

AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

owned by Endeavor (or prior to the consummation of the SPAC Transactions, family members of Dov Charney), for a sales price not less than the Loan Party’s cost of such property; provided that such transactions provided for under this clause (d) are in the ordinary course of business and consistent with past practice and that such transactions do not include inventory having a selling price in excess of $15,000,000 per Fiscal Year, (e) Permitted Dividends, (f) Permitted Investments (provided that such Permitted Investments described in clauses (a) through (e) and in clause (g) of the definition of Permitted Investments shall be made on an arm’s-length basis), (g) Permitted Dispositions, (h) transactions in respect of the 59th Street Facility, (i) the transfers and transactions expressly set forth in the Lim Option Agreement or the Merger Agreement and (j) any payments made on behalf of Endeavor permitted pursuant to Section 6.07(a).”

(c) Amendment to Lender’s Signature Page.

(i) The attention line on the Lender’s signature page to the Credit Agreement shall be replaced in its entirety as follows:

“Attn: General Counsel”

Section 3. Amendment to Other Loan Documents

(a) Upon consummation of the SPAC Transactions, all references to “American Apparel, Inc.” in the Pledge Agreement and the Security Agreement shall be replaced by “American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))”.

Section 4. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Lender and dated the Amendment Effective Date (when applicable):

(i) this Amendment, duly executed by the Borrower, each Guarantor and the Lender; and

(ii) an executed copy of the amendment to the Credit Agreement among Borrower, KCL Knitting, LLC, American Apparel Retail, Inc., American Apparel Dyeing & Finishing, Inc., American Apparel, LLC, Fresh Air Freight, Inc., each of the lenders party thereto and LaSalle Business Credit, LLC, as agent.

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(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 5 (Representations and Warranties) below are true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 6 (Fees and Expenses) hereof and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 5. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to each Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as

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of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 6. Fees and Expenses

(a) The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents).

Section 7. Covenants

(a) The Borrower hereby covenants that it shall deliver to the Administrative Agent, on or before December 28, 2007, the following documents, each in form and substance satisfactory to the Lender:

(i) a favorable opinion of Hallstrom, Klein & Ward LLP, counsel to the Loan Parties, addressed to the Lender and addressing such matters as the Lender may reasonably request;

(ii) a Subordination Agreement, duly executed by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) and the Lender, and acknowledged by American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)) and the Guarantors;

(iii) a Guaranty, duly executed by American Apparel, Inc. (flkla Endeavor Acquisition Corp.) for the benefit of the Lender;

(iv) a Pledge Agreement, duly executed by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) for the benefit of the Lender;

(v) a UCC-1 financing statement, naming Endeavor Acquisition Corp. as debtor and Lender as secured party and a UCC-3 financing statement amending the name of the debtor to American Apparel, Inc.;

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(vi) a copy of the promissory note made by American Apparel (USA), LLC (flk/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)) to American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) (duly endorsed in blank) delivered to LaSalle Business Credit, LLC;

(vii) a Confirmation and Ratification Agreement, duly executed by the Guarantors; and

(viii) an Assumption and Ratification Agreement, duly executed by American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)).

Section 8. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof’ and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 9. Consent of Guarantors

Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 10. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature

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pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 11. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 12. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 13. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 14. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 15. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

AMENDMENT NO. 4 AND WAIVER TO CREDIT AGREEMENT

OF AMERICAN APPAREL, INC.

Section 16. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL, INC.,
as Borrower

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]

SOFINVESTMENTS, L.P. - PRIVATE IV,
as Lender

By:	/s/ Marc R. Lisker
Name:	Marc R. Lisker
Title:	General Counsel

SIGNATURE PAGE TO AMENDMENT NO. 4 AND WAIVER

GUARANTORS:

AMERICAN APPAREL, LLC,
as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]

FRESH AIR FREIGHT, INC.,
as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]

KCL Knitting, LLC, as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]

AMERICAN APPAREL RETAIL, INC.,
as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:	/s/ Ken Cieply
Name:	Ken Cieply
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NO.4 AND WAIVER TO CREDIT AGREEMENT]